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                                                                   EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1998, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-53301) and related Prospectus of Teligent, Inc. dated on or about July 10, 1998.

                                                              Ernst & Young LLP

Vienna, Virginia

July 8, 1998